Exhibit 10(b)

CONSENT OF SHEARMAN & STERLING

We hereby consent to the reference to our firm included in Part A and Part B of Mercury Master Trust, filed as part of Amendment No. 13 to the Registration Statement (File No. 811-09049).

/s/ Shearman & Sterling
Shearman & Sterling

New York, New York September 13, 2002